EX-10.DD
        AMENDMENT #1 TO SECOND A&R MARKETING AND DISTRIBUTION AGREEMENT

                               AMENDMENT NUMBER 1
                                       TO
                           SECOND AMENDED AND RESTATED
                      MARKETING AND DISTRIBUTION AGREEMENT
                                 BY AND BETWEEN
                           SAFETY-KLEEN SYSTEMS, INC.
                                       AND
                           SYSTEMONE TECHNOLOGIES INC.

         THIS AMENDMENT NUMBER 1 ("Amendment Number 1") to the Second Amended and Restated Marketing and Distribution Agreement between SystemOne Technolgies, Inc., a Florida corporation, with offices located at 8305 N.W. 27th Street, Suite 107, Miami, Florida 33122 (hereinafter referred to as "SystemOne") and Safety-Kleen Systems, Inc., a Wisconsin corporation with offices located at 1301 Gervais Street, Suite 300, Columbia, South Carolina, 29201 (hereinafter referred to as "Safety-Kleen") dated as of March 8, 2001 ("Marketing Agreement"), is made this 25th day of June 2002, by and between SystemOne and Safety-Kleen.


                               W I T N E S S E T H

       WHEREAS, SystemOne and Safety-Kleen entered into the Marketing Agreement dated as of March 8, 2001; and

       WHEREAS, the Marketing Agreement provides that Safety-Kleen may terminate the Initial Term, as defined therein, effective on the second anniversary of the Effective Date, as defined therein, by providing irrevocable written notice to SystemOne of such termination at any time prior to the 180th day before the second anniversary of the Effective Date; and

       WHEREAS, the second anniversary of the Effective Date is on or about December 29, 2002; and

       WHEREAS,   the  parties   desire  to  extend  the  period   during  which
Safety-Kleen may terminate the Initial Term; and

       WHEREAS, the parties desire to modify the Marketing Agreement so to reflect these changes.

       NOW THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions contained herein, the preamble and recitals forming an integral part hereof, by their signatures hereto the parties agree that this Amendment Number 1 modifies the above referenced Marketing Agreement in the manner set forth below.

1. Section 2.1, insert the following additional language immediately following the Minimum Purchase Commitment chart

       "In the event that this Agreement is terminated in accordance with Section 4.2(a), Safety-Kleen shall be required to purchase only 1,041 Series 500 Equivalent Units for Contract Year 3."

2. Section 4.2(a), the entire paragraph is deleted and replaced with the following:

       "Notwithstanding anything in this Agreement to the contrary, Safety-Kleen may terminate the Initial Term effective on January 29, 2003 by providing irrevocable written notice to SystemOne of such termination at any time on or before July 29, 2002."

3. Notwithstanding anything in this Amendment Number 1 to the contrary, nothing herein shall waive any right Safety-Kleen shall have to terminate the Marketing Agreement in accordance with Section 4.2(b) of the Marketing Agreement.

4. To the extent there are any conflicts between the terms contained in this Amendment Number 1 and those contained in the Marketing Agreement, the terms set forth in this Amendment Number 1 shall control.

5. The Marketing Agreement, as amended, shall remain in full force and effect. This Amendment Number 1 shall become effective upon its execution by all parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number 1 to be executed by their duly authorized representatives on the date first above written.


Safety-Kleen Systems, Inc.                  SystemOne Technologies Inc.

By:     /s/ David M. Sprinkle               By:     /s/ Paul I. Mansur
    ----------------------------------           ---------------------------
Name:    David M. Sprinkle                  Name:  Paul I. Mansur
      --------------------------------            --------------------------
Title:   President                          Title:  Chief Executive Officer
       -------------------------------             -------------------------



                                                                              2